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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) April 3, 2001

                          ___________________________

                         NORTHROP GRUMMAN CORPORATION
              (Exact name of registrant as specified in charter)

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
       Delaware                           1-16411                      95-4840775
(State or otherjurisdiction       (Commission File Number)          (I.R.S. Employer
   of incorporation)                                               Identification No.)
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                            1840 Century Park East
                         Los Angeles, California 90067
         (Address of Principal Executive Offices, Including Zip Code)

                                (310) 553-6262
             (Registrant's Telephone Number, Including Area Code)

                                   NNG, Inc.
         (Former name or former address, if changed since last report)

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Item 2.  Acquisition Or Disposition Of Assets

     Northrop Grumman Corporation (formerly NNG, Inc.), a Delaware corporation ("New Northrop Grumman") entered into an Amended and Restated Agreement and Plan of Merger (the "Amended Merger Agreement"), dated January 23, 2001, among New Northrop Grumman, Northrop Grumman Systems Corporation (formerly Northrop Grumman Corporation), a Delaware corporation ("Systems"), Litton Industries, Inc., a Delaware corporation ("Litton") and LII Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of New Northrop Grumman ("LII").

     Pursuant to the Amended Merger Agreement, New Northrop Grumman agreed to acquire all of the outstanding capital stock of Litton through an offer to purchase or exchange (the "Offer") followed by a merger (the "Litton Merger") of LII with and into Litton, with Litton as the corporation surviving the Litton Merger as a wholly-owned subsidiary of New Northrop Grumman. Pursuant to the Offer to Purchase or Exchange dated February 1, 2001 and comprising a part of New Northrop Grumman's Registration Statement on Form S-4 (Commission File No. 333-54800) as amended from time to time, New Northrop Grumman offered to purchase (a) each outstanding share of the Litton Common Stock for any of the following, at the election of the holder: (i) $80.00 net per share, in cash, not subject to proration, (ii) 0.9286 shares of common stock of New Northrop Grumman, par value $1.00 per share, subject to proration, or (iii) 0.80 shares of Series B Preferred Stock of New Northrop Grumman, subject to proration, and
(b) each outstanding share of Series B $2 Cumulative Preferred Stock (the "Litton Preferred Stock") of Litton for $35.00 net per share, in cash. Pursuant to the Offer, a maximum of 13,000,000 shares of New Northrop Grumman common stock and 3,500,000 shares of New Northrop Grumman Series B Preferred Stock were issuable in exchange for validly tendered shares of Litton Common Stock.

     The Offer expired at Midnight New York City time on Monday, April 2, 2001 and at approximately 12:30 a.m. on April 3, 2001, New Northrop Grumman accepted for purchase or exchange 44,660,440 shares of Litton Common Stock and 240,632 shares of Litton Preferred Stock, which represents approximately 97.3% of the outstanding shares of Litton Common Stock and approximately 58.6% of the outstanding shares of Litton Preferred Stock, respectively, as of March 28, 2001. On April 11, 2001, New Northrop Grumman assigned all of its right, title and interest in the 240,632 shares of Litton Preferred Stock purchased by it pursuant to the Offer to Systems, its wholly-owned subsidiary.

     The value of the Litton acquisition is approximately $5.1 billion, which includes the assumption of Litton's approximately $1.3 billion in net debt. The purchase price was based upon an analysis of the perceived value of the ongoing business and the estimated net assets to be acquired and took into account the liabilities reflected on the balance sheet of Litton and assumed by New Northrop Grumman.

     New Northrop Grumman obtained the cash portion of the purchase price from
(i) an offering made by Systems pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended, of $1.5 billion in debt securities having maturity dates of 10 and 30 years and (ii) advances pursuant to credit facilities consisting of a $2.5 billion Five Year Revolving Credit Agreement and a $2.5 billion 364-Day Revolving Credit Agreement, each dated

                                  Page 2 of 7

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March 30, 2001, among New Northrop Grumman, Systems, Litton, The Chase
Manhattan Bank and Credit Suisse First Boston, as Co-Administrative Agents, Solomon Smith Barney Inc., as Syndication Agent, the Bank of Novia Scotia and Deutsche Banc Alex. Brown, Inc., as Co-Documentation Agents, and the lender signatories thereto (each, a "Credit Agreement"). Forms of each Credit Agreement are included as Exhibits 10.6 and 10.7 hereto and reference is made thereto for the complete terms and conditions of each Credit Agreement.

     On April 3, 2001, New Northrop Grumman executed and delivered guarantees of the outstanding indenture indebtedness of Litton and Systems, Systems executed and delivered guarantees of the outstanding indenture indebtedness of Litton, and Litton executed and delivered guarantees of the outstanding indenture indebtedness of Systems.

     Pursuant to the Amended Merger Agreement, on April 2, 2001, Systems completed a corporate reorganization to create a holding company structure (the "Northrop Reorganization") that was effected by action of its Board of Directors without a vote of System's stockholders pursuant to Section 251(g) of the Delaware General Corporation Law (the "DGCL"). In accordance with Section 251(g) of the DGCL, NGC Acquisition Corp., a Delaware corporation and indirect wholly-owned subsidiary of Systems, was merged with and into Systems, with Systems as the surviving corporation and a wholly-owned subsidiary of New Northrop Grumman, the new holding company. At the effective time of that merger and in connection with the Northrop Reorganization, New Northrop Grumman changed its name from NNG, Inc. to "Northrop Grumman Corporation," and Northrop Grumman Corporation changed its name to "Northrop Grumman Systems Corporation." In the Northrop Reorganization, all of the outstanding shares of capital stock of Systems became the same number of shares of the same class of capital stock of New Northrop Grumman. Outstanding options to acquire common stock of Systems became options to acquire common stock of New Northrop Grumman.

     Pursuant to the Amended Merger Agreement, the acquisition of Litton will be completed through a second step merger in which LII will be merged into Litton and the remaining holders of common shares of Litton will receive $80.00 in cash for each common share.

     In the normal course of their business, Systems and Litton are parties to transactions and agreements.


     Unitrin, Inc., which together with certain of its subsidiaries, collectively owned approximately 27.8% of the outstanding shares of Litton common stock as of January 23, 2001, entered into a Stockholders Agreement dated as of January 23, 2001 with New Northrop Grumman and Systems, pursuant to which Unitrin agreed to tender and cause its subsidiaries and affiliates to tender at least 3,750,000 of their shares of Litton common stock in the offer for shares of New Northrop Grumman preferred stock and to tender the remainder for New Northrop Grumman common stock. In addition, Systems and New Northrop Grumman entered into a Registration Rights Agreement dated as of January 23, 2001 with Unitrin, whereby Systems and New Northrop Grumman agreed to provide certain registration rights to Unitrin with respect to the shares of New Northrop Grumman stock issued in exchange for Unitrin's and its subsidiaries' and affiliates' Litton common stock. The Stockholder's Agreement and the Registration Rights Agreement are included as Exhibits 10.1 and 4.1 hereto, and reference is made thereto for the complete terms and conditions of each agreement.


                                  Page 3 of 7
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    Pursuant to a letter agreement with Dr. Ronald D. Sugar dated December 21,
2000, as amended on January 31, 2001, Systems and Dr. Sugar agreed that Dr. Sugar will serve as Corporate Vice President of New Northrop Grumman and President and Chief Executive Officer of Litton. The parties also agreed that Dr. Sugar will be nominated to New Northrop Grumman's Board of Directors effective as of the closing of the Litton Merger, provided that the Litton Merger closes on or before December 31, 2001. On April 3, 2001, Dr. Sugar was elected to New Northrop Grumman's Board of Directors. In general, under the terms of the letter agreement, New Northrop Grumman assumed Litton's obligations under Dr. Sugar's change of control employment agreement and his letter agreement dated June 21, 2000.

     Except as described above or disclosed in the Offer to Purchase or Exchange, no known material relationship exists between Litton and New Northrop Grumman or any of its affiliates, directors or officers, or any associate of any such directors or officers. The foregoing summary is qualified in its entirety by the exhibits attached hereto, which are incorporated herein by this reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

     The following financial statements of Litton are hereby incorporated by reference into this report from the indicated report filed with the Securities and Exchange Commission:

     The following financial statements of Litton are hereby incorporated by reference from the Annual Report on Form 10-K for the fiscal year ended July 31, 2000, filed with the Securities and Exchange Commission on October 11, 2000:

     .  Report of Independent Accountants;

     .  Consolidated Balance Sheets at July 31, 2000 and 1999;

     . Consolidated Statements of Operations for the years ended July 31, 2000, 1999 and 1998;

     . Consolidated Statements of Stockholders' Investment for the years ended July 31, 2000, 1999 and 1998; and

     . Consolidated Statements of Cash Flows for the years ended July 31, 2000, 1999 and 1998.

     The following financial statements of Litton are hereby incorporated by reference from the Quarterly Report on Form 10-Q for the period ended January 31, 2000 of Litton filed with the Securities and Exchange Commission on March 6, 2001:

     .  Consolidated Balance Sheets at January 31, 2001;

     . Consolidated Statements of Operations for the six months ended January 31, 2001; and

     . Consolidated Statement of Cash Flows for the six months ended January 31, 2001.

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(b)       Pro Forma Financial Information.

     The pro forma financial information required by Article 11 of Regulation S-X in connection with the transaction reported on this Form 8-K is not included herein. Such pro forma financial information will be filed no later than 60 days after the date this report must be filed.

(c)  Exhibits.

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

Exhibit                                  Description of Exhibits
Number
 2.1 Amended and Restated Agreement and Plan of Merger dated as of January 23, 2001, among Systems, Litton, New Northrop Grumman, and LII Acquisition Corp. filed as exhibit 2.2 to Form S-4 Registration Statement No. 333-54800 filed with the SEC on February 1, 2001 and incorporated herein by reference.

 4.1 Registration Rights Agreement dated as of January 23, 2001 by and among Systems, New Northrop Grumman and Unitrin, Inc., filed as exhibit (d)(6) to Amendment No. 4 to the Schedule TO filed with the SEC on January 31, 2001 and incorporated herein by reference.

 4.2 Form of Certificate of Designations, Preferences and Rights of Series B Preferred Stock of New Northrop Grumman filed as exhibit
             4.2 to Form S-4 Registration Statement No. 333-54800 filed with the SEC on February 1, 2001 and incorporated herein by reference.

 4.3 Rights Agreement dated as of January 31, 2001 between New Northrop Grumman and EquiServe Trust Company, N.A. filed as exhibit 4.3 to Form S-4 Registration Statement No. 333-54800 filed with the SEC on March 27, 2001 and incorporated herein by reference.

10.1 Stockholder's Agreement dated as of January 23, 2001 among Systems, New Northrop Grumman and Unitrin, Inc., including form of Stockholder Subsidiary Proxy, filed as exhibit (d)(5) to Amendment No. 4 to the Schedule TO filed with the SEC on January 31, 2001 and incorporated herein by reference.

10.2 Employment Agreement with Dr. Ronald D. Sugar, filed as exhibit 99(e)(7) to the Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC
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
             by Litton on January 5, 2001 and incorporated herein by reference.

 10.6 Form of $2,500,000,000 364-Day Revolving Credit Agreement among New Northrop Grumman, Systems, Litton, the Lenders party thereto, The Chase Manhattan Bank and Credit Suisse First Boston, as Co-Administrative Agents, Salomon Smith Barney Inc., as Syndication Agent, and The Bank of Nova Scotia and Deutsche Banc Alex. Brown, Inc. as Co-Documentation Agents, filed as Exhibit 10.6 to Amendment No. 2 to Form S-4 Registration Statement No. 333-54800 filed with the SEC on March 27, 2001 and incorporated herein by reference .


 10.7        Form of $2,500,000,000 Five-Year Revolving Credit Agreement among New
             Northrop Grumman, Systems, Litton, the Lenders party thereto, The Chase
             Manhattan Bank and Credit Suisse First Boston, as Co-Administrative
             Agents, Salomon Smith Barney Inc., as Syndication Agent, and The Bank of
             Nova Scotia and Deutsche Banc Alex. Brown, Inc. as Co-Documentation
             Agents, filed as Exhibit 10.7 to Amendment No. 2 to Form S-4 Registration
             Statement No. 333-54800 filed with the SEC on March 27, 2001 and incorporated herein by reference.

 10.8        Letter Agreement dated January 31, 2001 between Systems and Dr. Ronald D. Sugar, filed as exhibit 99(e)(16) to Amendment No. 3 to Solicitation/Recommendation
             Statement on Schedule 14D-9 filed with the SEC by Litton on February 1, 2001 and incorporated herein by reference.

 10.9        Form of Officers' Certificate establishing the terms of Systems' 7-1/8% Notes due 2011 and 7-3/4% Debentures due 2031.

 10.10       Form of Guarantee by New Northrop Grumman of Litton Indenture Indebtedness.

 10.11       Form of Guarantee by New Northrop Grumman of Systems Indenture Indebtedness.

 10.12       Form of Guarantee by Systems of Litton Indenture Indebtedness.

 10.13       Form of Guarantee by Litton of Systems Indenture Indebtedness.

 23.1        Consent of Independent Accountants.

 99.1        Press Release of New Northrop Grumman dated April 3, 2001, filed pursuant to
             Rule 425 with the SEC by Systems on April 4, 2001 and incorporated herein by reference.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NORTHROP GRUMMAN CORPORATION
                                      (formerly NNG, Inc.)

Date:  April 17, 2001                By:  /s/ John H. Mullan
                                         ---------------------------------------
                                         John H. Mullan,
                                         Corporate Vice President, Secretary and
                                         Associate General Counsel

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